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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 16, 2000


                      WORLD FINANCIAL NETWORK NATIONAL BANK
             (Exact Name of Registrant as Specified in its Charter)



                                  United States
                 (State or Other Jurisdiction of Incorporation)

             333-85463
             333-998                             34-1610866
     (Commission File Number)       (I.R.S. Employer Identification No.)

    800 Techcenter Drive, Gahanna, Ohio              43230
  (Address of Principal Executive Offices)         (Zip Code)


                                 (614) 729-4700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

      None

Item 7. Financial Statements and Exhibits.

      (c)  Exhibits.

Exhibit
  No.        Document Description
-------      --------------------
20           Monthly Servicing Report



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORLD FINANCIAL NETWORK NATIONAL BANK
                                  (Registrant)




Dated:  October 16, 2000        By: Daniel T. Groomes

                                Title: President